UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)

August 25, 2004

Greenwich Capital Acceptance, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-111379-01 (Commission File Number)	06-1199884 (IRS Employer ID Number)

600 Steamboat Road Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(203) 625-2700

No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Filing of Certain Materials

Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Greenwich Capital Acceptance, Inc. (the “Company”) is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the “Commission”) relating to its DSLA Mortgage Loan Trust 2004-AR1, DSLA Mortgage Pass-Through Certificates, Series 2004-AR1 (the “Certificates”).

Incorporation of Certain Documents by Reference

In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP (“KPMG”) to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates.  The consent of KPMG is attached hereto as Exhibit 23.1.

The consolidated financial statements of Ambac Assurance Corporation (“Ambac”) and Subsidiaries as of December 31, 2003 and December 31, 2002 and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 15, 2004; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004), the unaudited consolidated financial statements of the Ambac and subsidiaries as of June 30, 2004 and for the periods ending June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Commission on August 9, 2004) and the Current Reports on Form 8-K filed with the Commission on April 22, 2004, July 22, 2004 and August 20, 2004, as they relate to Ambac, are hereby incorporated by reference in (i) the prospectus and (ii) the prospectus supplement.  The consent of KPMG to the incorporation by reference of their audit report on such financial statements in the prospectus supplement is attached hereto as Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of KPMG LLP, Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:_/s/ Shakti Radhakishun_________________

Name:  Shakti Radhakishun

Title:   Vice President

Dated:  August 25, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of KPMG LLP, Independent

    P

Registered Public Accounting Firm

Exhibit 23.1     Consent of KPMG LLP, Independent Registered Public Accounting Firm

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-111379-01) of Greenwich Capital Acceptance Inc. (the “Registrant”), the Prospectus and in the Prospectus Supplement of the Registrant (the “Prospectus Supplement”), via the Form 8-K of the Registrant dated August 25, 2004 of our report dated February 27, 2004 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2004, and to the reference to our firm under the heading “Experts” in the Prospectus Supplement.  Our report refers to changes, in 2003, in Ambac Assurance Corporation’s methods of accounting for variable interest entities and stock-based compensation.

/s/ KPMG LLP

New York, New York

August 25, 2004